UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 7, 2007

MISSION ENERGY HOLDING COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	333-68632	95-4867576
(State or other jurisdiction of	(Commission file	(I.R.S. employer
incorporation)	number)	identification no.)

2600 Michelson Drive, Suite 1700
Irvine, California  92612
(Address of principal executive offices, including zip code)

949-852-3576
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This current report includes forward-looking statements. Mission Energy Holding Company has based these forward-looking statements on its current expectations and projections about future events based upon knowledge of facts as of the date of this current report and its assumptions about future events. These forward-looking statements are subject to various risks and uncertainties that may be outside Mission Energy Holding Company’s control. Mission Energy Holding Company has no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This current report should be read with Mission Energy Holding Company’s Annual Report on Form 10-K for the year ended December 31, 2006 and Quarterly Report on Form 10-Q for the first quarter of 2007.

Section 1 — Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

Indenture and Supplemental Indentures

On May 7, 2007, Mission Energy Holdings Company’s subsidiary, Edison Mission Energy (“EME”), completed the private offering of $1,200,000,000 aggregate principal amount of its 7.00% Senior Notes due 2017 (the “2017 Senior Notes”), $800,000,000 aggregate principal amount of its 7.20% Senior Notes due 2019 (the “2019 Senior Notes”) and $700,000,000 aggregate principal amount of its 7.625% Senior Notes due 2027 (the “2027 Senior Notes”, and collectively with the 2017 Senior Notes and the 2019 Senior Notes, the “Senior Notes”) pursuant to the terms of a purchase agreement, dated as of May 1, 2007, between EME and several initial purchasers listed on Schedule A thereto (the “Purchasers”).

The Senior Notes are governed by the terms of the Indenture, dated as of May 7, 2007, between EME and Wells Fargo Bank, National Association, as trustee, as supplemented by the First Supplemental Indenture, dated as of May 7, 2007, setting forth the terms of the 2017 Senior Notes (the “First Supplemental Indenture”), by the Second Supplemental Indenture, dated as of May 7, 2007, setting forth the terms of the 2019 Senior Notes (the “Second Supplemental Indenture”) and by the Third Supplemental Indenture, dated as of May 7, 2007, setting forth the terms of the 2027 Senior Notes (the “Third Supplemental Indenture,” and together with the First Supplemental Indenture and Second Supplemental Indenture, the “Supplemental Indentures”).

EME will pay interest on the Senior Notes on May 15 and November 15 of each year, beginning on November 15, 2007. The Senior Notes are redeemable by EME at any time at a price equal to 100% of the principal amount of, plus accrued and unpaid interest and liquidated damages, if any, on, the Senior Notes plus a “make-whole” premium. The 2017 Senior Notes mature on May 15, 2017, the 2019 Senior Notes mature on May 15, 2019 and the 2027 Senior Notes mature on May 15, 2027.

The Senior Notes are EME’s senior unsecured obligations and rank equal in right of payment to all of EME’s existing and future senior unsecured indebtedness, and will rank senior to EME’s future subordinated indebtedness. EME’s secured debt and its other secured obligations are effectively senior to the Senior Notes to the extent of the value of the assets securing such debt or other obligations. None of EME’s subsidiaries have guaranteed the Senior Notes and, as a result, all the existing and future liabilities of EME’s subsidiaries are effectively senior to the Senior Notes.

The Indenture, as supplemented by each Supplemental Indenture, contains affirmative and negative covenants and events of default. Upon the occurrence of an event of default (other than events of default due to certain events of bankruptcy, insolvency and reorganization), the trustee under the Indenture or the holders of not less than 25% of the then-outstanding aggregate principal amount of the Senior Notes may declare all outstanding Senior Notes to be due and payable immediately.

The Senior Notes are being offered by the Purchasers to qualified institutional buyers only in accordance with Rule 144A under the Securities Act of 1933, and outside the United States in accordance with Regulation S under the Securities Act. The Senior Notes have not been and will not be registered under the Securities Act or the laws of any other jurisdiction. Unless and until they are so registered, the Notes may be offered and sold only in transactions that are exempt from registration under the Securities Act and the applicable securities laws of other jurisdictions. In connection with the issuance of the Senior Notes, EME and the Purchasers entered into a registration rights agreement, dated as of May 7, 2007 (the “Registration Rights Agreement”), pursuant to which EME has agreed to offer to exchange the Senior Notes for new issues of substantially identical notes registered under the Securities Act. In the event that EME breaches its obligations under the Registration Rights Agreement, EME will be obligated to pay additional interest to the holders of the Senior Notes.

Copies of the Indenture and each Supplemental Indenture are incorporated herein by reference to Exhibits 4.1, 4.1.1, 4.1.2 and 4.1.3 to EME’s Current Report on Form 8-K dated May 7, 2007. The description of the material terms of such agreements is qualified in its entirety by reference to such exhibits.

A copy of the press release issued by EME’s indirect parent, Edison International, on May 7, 2007, announcing the completion of EME’s private offering of the Senior Notes and the early payment date of EME’s tender offer and consent solicitation for its outstanding 7.73% Senior Notes due 2009, is incorporated herein by reference to Exhibit 99.1 to EME’s Current Report on Form 8-K dated May 7, 2007.

Credit Agreement Amendment

In addition, on May 7, 2007, EME amended its secured credit facility by entering into Amendment No. 1, dated as of May 7, 2007, among EME, the lenders party thereto, the issuing lenders party thereto and Citicorp North America, Inc., as administrative agent. Amendment No. 1 increases the aggregate amount available to EME under its secured credit facility to $600 million (from $500 million) and, subject to the satisfaction of conditions as set forth in the secured credit facility, permits EME to increase the amount available under the secured credit facility to an amount that does not exceed 15% of EME’s consolidated net tangible assets, as defined in the secured credit facility.

A copy of the Credit Agreement Amendment is incorporated herein by reference to Exhibit 10.1 to EME’s Current Report on Form 8-K dated May 7, 2007. The description of the material terms of such agreement is qualified in its entirety by reference to such exhibit.

Section 2 — Financial Information

Item 2.04  Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 with respect to the Credit Agreement Amendment is incorporated herein by reference.

Section 3 — Securities and Trading Markets

Item 3.03  Material Modification to Rights of Security Holders

The information set forth in Item 1.01 with respect to the Indenture and Supplemental Indentures is incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

4.1           Indenture, dated as of May 7, 2007, between Edison Mission Energy and Wells Fargo Bank, National Association, as trustee, incorporated by reference to Exhibit 4.1 to EME’s Form 8-K dated May 7, 2007.

4.1.1        First Supplemental Indenture, dated as of May 7, 2007, between Edison Mission Energy and Wells Fargo Bank, National Association, as trustee, supplementing the Indenture, dated as of May 7, 2007, incorporated by reference to Exhibit 4.1.1 to EME’s Form 8-K dated May 7, 2007.

4.1.2        Second Supplemental Indenture, dated as of May 7, 2007, between Edison Mission Energy and Wells Fargo Bank, National Association, as trustee, supplementing the Indenture, dated as of May 7, 2007, incorporated by reference to Exhibit 4.1.2 to EME’s Form 8-K dated May 7, 2007.

4.1.3        Third Supplemental Indenture, dated as of May 7, 2007, between Edison Mission Energy and Wells Fargo Bank, National Association, as trustee, supplementing the Indenture, dated as of May 7, 2007, incorporated by reference to Exhibit 4.1.3 to EME’s Form 8-K dated May 7, 2007.

10.1         Amendment No. 1, dated as of May 7, 2007, among Edison Mission Energy, the Lenders party thereto, the Issuing Lenders party thereto, and Citigroup North America Inc., as administrative agent, incorporated by reference to Exhibit 10.1 to EME’s Form 8-K dated May 7, 2007.

99.1         Press release by Edison International, dated May 7, 2007, incorporated by reference to Exhibit 99.1 to EME’s Form 8-K dated May 7, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mission Energy Holding Company

Date:	May 10, 2007	/s/ W. James Scilacci
W. JAMES SCILACCI Senior Vice President and Chief Financial Officer